Goodwill	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
Goodwill

11. GOODWILL

On May 11, 2012, the Group acquired 55% equity interests in NationSky. On November 30, 2012, the Group acquired Beijing Feiliu and Beijing Red. See Note 4 – Business combination.

The changes in carrying amount of goodwill by segment for the year ended December 31, 2012 are as follows:

	Consumer	Enterprise	Total
	US$	US$	US$
Balance as of December 31, 2011	—	—	—
Increase in goodwill related to acquisition	15,848	2,083	17,931
Foreign currency translation adjustment	10	17	27
Impairment losses	—	—	—

Balance as of December 31, 2012	15,858	2,100	17,958

In 2012, there are two reporting segments including consumer and enterprise. There is one reporting unit in each segment respectively.

The Company tests goodwill for impairment at the reporting unit level on November 1, 2012. The impairment test for goodwill involved a two-step process. Step one consisted of a comparison of a reporting unit’s fair value to its carrying value. The fair value of the reporting unit was determined based on discounted cash flows, market multiple or appraised values, as appropriate. As the carrying value of the reporting unit was lower than its fair value, step two of the goodwill impairment test was not performed. Accordingly for the year ended December 31, 2012, the Group concluded that goodwill was not impaired.